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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2007

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15661                36-0724340
  State of Other Jurisdiction          Commission            I.R.S. Employer
        of Incorporation               File Number        Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 45 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d - 2 (b) under the Exchange Act (17 CFR 240. 14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

         On January 19, 2007, the registrant issued a press release to report results for its fourth quarter ended Dec. 31, 2006.

         That press release, dated January 19, 2007 and titled "AMCOL International (NYSE:ACO) Reports 44 Percent Increase in Fourth Quarter Diluted Earnings Per Share Over 2005" is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)   The following exhibit is furnished with this document:

      Number     Exhibit
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      99.1       Press Release titled "AMCOL International (NYSE:ACO) Reports 44
                 Percent Increase in Fourth Quarter Diluted Earnings Per Share
                 Over 2005" dated January 19, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMCOL INTERNATIONAL CORPORATION


Date:  Jan. 19, 2007                          By: /s/ Lawrence E. Washow
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                                                  Lawrence E. Washow
                                                  President and Chief Executive
                                                  Officer